EXHIBIT INDEX

Exhibit                                                          Sequential
Number                      Description                          Page Number
-------                     -----------                          -----------

   1         Distribution Agreement dated March 31, 1998

   4 Indenture dated January 12, 1994 between Carpenter Technology Corporation and U. S. Bank Trust National Association, formerly known as First Trust of New York, National Association, as successor Trustee is incorporated by reference to Exhibit 4(c) to Registrant's Form S-3 filed January 6, 1994.

   20        Forms of Fixed Rate and Floating Rate Medium-Term
             Note, Series B.

   99        Press Release dated April 1, 1998